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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

     FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 9, 2008

RIVERDALE MINING INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-145049
(SEC Commission No.)

20 Carl Crescent
Toronto, Ontario
Canada M1W 3R2
(Address of principal executive offices and Zip Code)

(877) 536-0333
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)	On April 9, 2008, the board of directors terminated Williams & Webster, P.S., Certified Public Accountants as our principle independent accountants.

Williams & Webster, P.S.’s report dated July 31, 2007 on our financial statements for the fiscal year ended March 31, 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the year ended March 31, 2007 and in the subsequent interim periods through the date of termination, there were no disagreements, resolved or not, with Williams & Webster, P.S. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Williams & Webster, P.S., would have caused Williams & Webster, P.S. to make reference to the subject matter of the disagreement in connection with their report on the financial statements for the year.

During the year ended March 31, 2007, and in the subsequent interim periods through the date of termination, there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-K.

We provided Williams & Webster, P.S. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Williams & Webster, P.S. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b)

On April 10, 2008, we engaged Malone & Bailey, P.C., Independent Public Accountants, 2925 Briarpark, Suite 930, Houston, Texas 77042, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the year ended March 31, 2007, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Malone & Bailey, P.C. , regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Malone & Bailey, P.C. , provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-K with our former principle independent accountant.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

16.1	Letter from Williams & Webster, P.S., Certified Public Accountants

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 10th day of April, 2008.

RIVERDALE MINING INC.

BY:  VLADIMIR VASKEVICH
        Vladimir Vaskevich, President, Principal
        Executive Officer, Treasurer, Principal
        Financial Officer and Principal Accounting
        Officer

EXHIBIT INDEX

Exhibits Document Description

  16.1        Letter from Williams & Webster, P.S., Certified Public Accountants